UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Daré Bioscience, Inc. (“Daré,” “we,” “us,” or “our”) held on June 5, 2024 (the “Meeting”), five proposals were voted upon by our stockholders. The proposals are described in detail in our definitive proxy statement for the Meeting filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). Below is a brief description of, and the final results of the votes for, each proposal.

Proposal 1: Each of the director nominees was elected as a Class I director to hold office until our 2027 annual meeting of stockholders, and until a successor is duly elected and qualified, by the votes set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jessica D. Grossman, M.D.	28,626,331	1,706,622	24,986,634
Susan L. Kelley, M.D.	28,623,481	1,709,472	24,986,634

Proposal 2: Our stockholders ratified the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,420,221	1,624,718	274,648	—

Proposal 3: Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,182,433	3,556,256	594,264	24,986,634

Proposal 4: Our stockholders approved the grant of discretionary authority to our board of directors to file, should it elect to do so, a certificate of amendment to our restated certificate of incorporation, as amended, to effect a reverse split of our issued common stock without reducing the authorized number of shares of our common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-12, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if effected at all, in the sole discretion of our board of directors, at any time before June 5, 2025 without further approval or authorization of our stockholders by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,657,404	10,792,335	1,869,848	—

Proposal 5: Our stockholders approved the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 4 if there were not sufficient votes to approve Proposal 4 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,780,743	9,807,352	731,492	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: June 7, 2024	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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